                             DATED AUGUST    , 2000




                  INTERNATIONAL SEMICONDUCTOR PRODUCTS PTE LTD
                                   as Borrower



                                     - and -


                           KEPPEL TATLEE BANK LIMITED
                                     as Bank



                   ------------------------------------------

                                   $11,950,000
                               FACILITY AGREEMENT

                                       for

                  (1)      a $2,500,000 "A" Term Loan Facility

                  (2)      a $3,800,000 "B" Term Loan Facility

                  (3)      a $2,800,000 "C" Term Loan Facility

                  (4)      a $2,850,000 Overdraft Facility


                  --------------------------------------------





                                ALLEN & GLEDHILL
                           36, Robinson Road, #18-01,
                                   City House,
                                Singapore 068877.

                                       1.



         THIS DEED is made on                         , 2000  BETWEEN:-


(1) THE SEVERAL PERSONS listed under the heading "The Shareholders" at the end of this Deed (the "Shareholders");

(2)      INTERNATIONAL SEMICONDUCTOR PRODUCTS PTE LTD (the "Borrower"); and

(3)      KEPPEL TATLEE BANK LIMITED (the "Bank").


         W H E R E A S:-


(A)      By a Facility Agreement (the "Facility Agreement") dated
2000 made between (1) the Borrower, as borrower, and (2) Keppel TatLee Bank Limited, as bank, the Bank has agreed to grant to the Borrower (a) a $2,500,000 term loan facility under which the Bank will make to the Borrower "A" Advances (as defined in the Facility Agreement), (b) a $3,800,000 term loan facility under which the Bank will make to the Borrower "B" Advances (as defined in the Facility Agreement), (c) a $2,800,000 term loan facility under which the Bank will make to the Borrower "C" Advances (as defined in the Facility Agreement) and (d) a $2,850,000 overdraft facility under which the Bank will allow the Borrower to make Drawings (as defined in the Facility Agreement) on the Overdraft Account (as defined in the Facility Agreement) (the facilities referred to in paragraphs (a), (b), (c) and (d) above being referred to as the "Facilities"), upon the terms and subject to the conditions of the Facility Agreement.

(B) The Borrower may not make its first request for an Advance nor make a Drawing on the Overdraft Account unless and until, inter alia, this Deed has been duly entered into by the Shareholders, the Borrower and the Bank.

(C) Each of the Shareholders which is a corporation has (after giving due consideration to the terms and conditions of the Facility Agreement and satisfying itself that there are reasonable grounds for believing that the entry into by it of this Deed will benefit it) decided in good faith and for the purposes of its business to enter into this Deed.

         THIS DEED WITNESSES AS FOLLOWS:-

1.       INTERPRETATION

(A) In this Deed, except to the extent that the context requires otherwise:-

         "Bank" includes its successors and assigns;

         "Facilities" has the meaning ascribed to it in Clause 1(A) of the Facility Agreement;

         "Financing Documents" means the Facility Agreement and the Security Documents and any and every other document from time to time executed in relation to the Secured Indebtedness;

         "$" means the lawful currency of Singapore;

         "Security Documents" has the meaning ascribed to it in Clause 1(A) of the Facility Agreement;

         "Senior Indebtedness" means (1) all sums (whether principal, interest, fee, commission or otherwise) which are or at any time may be or become due from or owing by the Borrower to the Bank, whether actually or contingently, under or in connection with, or which the Borrower has covenanted to pay or discharge under or pursuant to, any of the Financing Documents and (2) all other liabilities and moneys (whether principal, interest, fee, commission or otherwise) which now are or at any time hereafter may be or become due from or owing by, or be incurred by the Borrower to the Bank, in whatever currency, the same shall be denominated or owing whether alone or jointly with any other person and on any account whatsoever, whether present, future, actual or contingent and whether current or otherwise, and whether as principal debtor, guarantor, surety or otherwise howsoever, including (without limitation) interest and all liabilities in connection with foreign exchange transactions, paying, accepting, endorsing or discounting any cheques, notes or bills, or under bonds, guarantees, indemnities, documentary or other credits or any instruments whatsoever from time to time entered into by the Bank for or at the request of the Borrower;

         "Subordinated Indebtedness" means in relation to each of the Shareholders, the aggregate amount from time to time of all moneys, debts and liabilities (whether principal, interest, fee or otherwise) whatsoever which now are or have been or at any time hereafter may be or become due from or owing by the Borrower to the Shareholders, or any of them, or for which the Borrower may be under liability to the Shareholders, or any of them, whether actually or contingently; and

         "Termination Date" means the date on which the Bank becomes satisfied that the Senior Indebtedness has been discharged in full and on which the Borrower and the Shareholders and other related persons cease to be under any liability to the Bank under or in connection with the Financing Documents.

(B) Financing Documents: Except as otherwise provided in this Deed, all terms and references which are defined or construed in the Financing Documents but are not defined or construed in this Deed shall have the same meaning and construction in this Deed. Any reference in this Deed to a Financing Document shall include that Financing Document as amended, modified or supplemented from time to time and any document which amends, modifies or supplements that Financing Document.

(C) Headings and Clauses: The headings in this Deed are inserted for convenience only and shall be ignored in construing this Deed. Unless the context otherwise requires, words (including words defined herein) denoting the singular number only shall include the plural and vice versa and words denoting persons shall include corporations and partnerships. Save where otherwise indicated, references to "Clauses" and the "Schedule" are to be construed as references to the clauses of, and the schedule to, this Deed. Any reference to a sub-Clause or a paragraph is to a sub-Clause or paragraph of the Clause in which such reference appears.

2.       SUBORDINATION

(A) The Shareholders and the Borrower hereby agree with and undertakes to the Bank that, notwithstanding anything to the contrary contained in any agreement or other document constituting or evidencing the Subordinated Indebtedness of the Shareholders, before the Termination Date such Subordinated Indebtedness and the respective rights and claims of the Shareholders in relation to its Subordinated Indebtedness are subordinated to the Senior Indebtedness and the Bank's rights and claims in relation to the Senior Indebtedness and accordingly, subject as provided in this Deed, payments to the Shareholders of any amount of its Subordinated Indebtedness are conditional upon the whole of the Senior Indebtedness having first been fully satisfied and discharged and no payment of any amount of such Subordinated Indebtedness which, but for this Deed, would otherwise fall due for payment will fall so due, and instead such payment will fall due only if and when the Senior Indebtedness has been fully satisfied and discharged.

(B)      Subject as provided below:-

         (1) before the Termination Date, the Borrower shall not without the prior consent in writing of the Bank make or purport to make any payment, whether in cash or in kind, to any of the Shareholders on account of the Subordinated Indebtedness;

         (2) before the Termination Date, none of the Shareholders shall without the prior consent in writing of the Bank ask, demand, sue for, take or receive, directly or indirectly, whether by exercise of set-off, counterclaim or in any other manner, or recover or

                                       3.


                  enforce payment of any of the Subordinated Indebtedness, and in addition shall not have any charge, mortgage, lien or any security for the Subordinated Indebtedness on any moneys, property (movable or immovable) or assets of or belonging to the Borrower whether held by the Borrower or others on its behalf;

         (3) the Borrower shall not make any loans or advances, whether directly or indirectly, to any of the Shareholders or provide any guarantee, indemnity or security for or in connection with any indebtedness or liabilities of any of the Shareholders; and

         (4) none of the Shareholders shall without the prior consent in writing of the Bank assign, transfer, sell, charge or purport to assign, transfer, sell, charge or otherwise dispose or purport to dispose of the whole or any part of or any interest in any rights which it may from time to time and for the time being have against the Borrower in respect of the Subordinated Indebtedness or agree to the assumption by any other person of any liability in respect of its Subordinated Indebtedness.

(C) (1) The Borrower undertakes, upon the request of the Bank, to cause or permit the Subordinated Indebtedness to be paid to the Bank and each of the Shareholders acknowledges and confirms that the Borrower can act in such manner, and if, notwithstanding the other provisions of this Deed, any of the Shareholders, or any person on its behalf, receives, directly or indirectly, whether in the liquidation of the Borrower or otherwise, any amount (whether in cash or in debt) on account of the Subordinated Indebtedness prior to the Termination Date, it will forthwith pay or deliver the same, or cause the same to be paid or delivered, to the Bank for application against or retention on account of the Senior Indebtedness in accordance with the provisions of sub-Clause (D) below and, until so paid or delivered, the same shall be held in trust by it to apply the same in accordance with the provisions of sub-Clause
(D) below.

         (2) In the event of the liquidation of the Borrower, each of the Shareholders undertakes to the Bank to take all reasonable steps to prove any claims which it may have for any of the Subordinated Indebtedness and to pay, or cause to be paid, any amount received or recovered by it to the Bank in accordance with the provisions of paragraph (1) above and, until so paid, such amount shall be held in trust by it to apply the same in accordance with the provisions of sub-Clause (D) below.

(D) Any amount received by the Bank from any of the Shareholders, or any person on its behalf, under sub-Clause (C) above shall be applied as follows:-

         (1) first, in or towards payment or satisfaction of the costs, charges, expenses and liabilities incurred by the Bank in or about the execution and/or enforcement of this Deed against such Shareholder;

         (2) secondly, in or towards payment or satisfaction of the Senior Indebtedness; and

         (3) thirdly, in payment of the surplus to such Shareholder or other person entitled thereto.

3.       REPRESENTATIONS AND WARRANTIES

(A) The Shareholders and the Borrower each represents and warrants to and for the benefit of the Bank that:-

         (1) it has the power to enter into this Deed and to undertake and perform its obligations under this Deed;

         (2) all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) except for stamp duty on this Deed and any filings in relation to this Deed, which will be paid or done within the time limit allowed under the relevant legislation in order
                  (a) to enable it lawfully to enter into and perform and comply with its obligations under this Deed, (b) to ensure that those obligations are legally binding and enforceable in accordance with their respective terms and (c)

                                       4.



                  to make this Deed admissible in evidence in the courts of Singapore have been taken, fulfilled and done;

         (3) its entry into exercise of its rights and/or performance of or compliance with its obligations under this Deed do not and will not violate, or exceed any borrowing or other power or restriction granted or imposed by (a) any law to which it is subject, (b) (in the case of a Shareholder which is a corporation) any provision of its constitutive documents, or
                  (c) any agreement to which it is a party or which is binding on it or its assets;

         (4) its obligations under this Deed are valid, binding and enforceable in accordance with their respective terms;

         (5) no litigation, arbitration or administrative proceeding is current or pending or, so far as it is aware, threatened (a) to restrain the entry into, exercise of its rights under and/or performance or enforcement of or compliance with its obligations under this Deed or (b) which has or could have a material adverse effect on it; and

         (6) no meeting has been convened for the winding-up of any of the Shareholders which is a corporation or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them, no such step is intended by it and, so far as it is aware, no petition, application or the like is outstanding for its winding-up or for the appointment of a receiver, trustee, judicial manager or similar officer of it, its assets or any of them.

(B) The Shareholders and the Borrower each represents and warrants to and for the benefit of the Bank that each of the representations and warranties contained in sub-Clause (A) above will be correct and complied with in all material respects at all times prior to the Termination Date.

4.       CONTINUING OBLIGATIONS

         The obligations of each of the Shareholders and the Borrower under this Deed shall be continuing obligations and shall be and remain fully effective until the Termination Date and shall apply in respect of the Senior Indebtedness notwithstanding any intermediate payment in whole or in part of the Senior Indebtedness. None of the Shareholders shall, by virtue of any payment or distribution or other benefit in respect of the Subordinated Indebtedness and received by the Bank, be entitled to any right of subrogation.

5.       POSITION OF THE BANK

(A) The rights and benefits of the Bank under this Deed shall not be affected by any action or inaction on its part with respect to the Senior Indebtedness including, without limitation, (1) any time, indulgence, concession, waiver, forbearance or consent at any time given to the Borrower, any of the Shareholders or any other person, (2) any amendment or supplement to any provision of this Deed, any of the Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien, (3) the making or absence of any demand on the Borrower, any of the Shareholders or any other person for payment, (4) the enforcement or absence of enforcement of this Deed, any of the Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien, (5) the taking, existence or release of any of the other Security Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien, (6) the insolvency, bankruptcy, dissolution, winding-up, amalgamation, reconstruction or reorganisation of the Borrower or any other person (or the commencement of any of the foregoing), (7) the illegality, invalidity or unenforceability of or any defect in any provision of this Deed, any of the Financing Documents or any other agreement, security, guarantee, indemnity, right, remedy or lien, or any of the obligations of any of the parties thereunder or (8) any other matter or thing whatsoever.

(B) The Bank shall not incur any liability to any of the Shareholders by reason of any action or inaction on its part in relation to the Subordinated Indebtedness in exercise of any of the powers and discretions contained in this Deed.

                                       5.



(C) This Deed is in addition to, and shall not be merged with or in any way affect or prejudice, any other security or right which the Bank may now or at any time hereafter hold or have in respect of the obligations of the Borrower under or in connection with the Facility Agreement.

6.       COSTS AND EXPENSES

         The Shareholders and the Borrower shall each pay on demand all costs and expenses (including legal fees on a full indemnity basis and all goods and services, value added and other duties or tax payable on such costs and expenses) incurred by the Bank in protecting or enforcing any rights against it under this Deed.

7.       ASSIGNMENTS, REMEDIES AND WAIVERS


(A) None of the Shareholders nor the Borrower may assign or transfer any of its respective rights, benefits or obligations under this Deed.

(B) The Bank may assign all or part of its rights under this Deed after giving to the Borrower not less than thirty (30) days' prior notice but without the consent of any party. Any such assignee shall be entitled to the full benefit of this Deed to the same extent as if it were an original party in respect of the rights assigned to it.

(C) The Bank may disclose to an actual or potential assignee, transferee or any other person such information about any of the Shareholders or the Borrower as it may think fit.

(D)      No failure on the part of the Bank to exercise, and no delay on its part in exercising, any right or remedy under this Deed will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy under this Deed preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies in this Deed provided are cumulative and not exclusive of any rights or remedies provided by law. Any waiver or consent given by the Bank under this Deed shall be in writing and may be given subject to such conditions as the Bank may impose. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given.

8.       PARTIAL INVALIDITY

         The illegality, invalidity or unenforceability of any provision of this Deed under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

9.       COMMUNICATIONS

(A) Each demand, notice or other communication under this Deed shall be made by fax or otherwise in writing. Each communication or document to be delivered to any party under this Deed shall be sent to that party at the fax number or address, and marked for the attention of the person (if any), from time to time designated by that party for the purpose of this Deed. The initial fax number, address and person (if any) so designated by each party are as follows:-


         The Shareholders        :       SEMX Corporation
                                         1-7 Labriola Court
                                         Armonk
                                         New York 10504-1336 U.S.A.

                                         Facsimile No : 914-2735860

         Attention :  Mr Gilbert D. Raker

                                       6.



                                         Semiconductor Alliance Pte Ltd
                                         135 Middle Road #05-13/14
                                         Bylands Building
                                         Singapore 188975

                                         Facsimile No :
                                         Attention    : Mr Poh Seng Kim/
                                                              Dr Freddy Goh

         The Borrower            :       International Semiconductor Products
                                         Pte Ltd
                                         12 Joo Koon Crescent
                                         Singapore 629013

                                         Facsimile No : 863 1700
                                         Attention    : Dr Freddy Goh/Ms Ivy Yeo

         The Bank                :       Keppel TatLee Bank Limited
                                         10 Hoe Chiang Road
                                         Keppel Towers
                                         Singapore 089315

                                         Facsimile No : 222 5572
                                         Attention    : Ms Jacqueline Chiang/
                                                              Ms Tan Li Peng

(B) Any demand, notice or other communication from the Borrower and any of the Shareholders shall be irrevocable, and shall not be effective until received by the Bank. Any other demand, notice or other communication made or given from one party to another party in accordance with sub-Clause (A) above shall be effective (notwithstanding that it is returned undelivered) and shall be deemed to be received by it, if sent by fax, on the date of despatch or, in any other case, when left at the address required by that sub-Clause or within two (2) days after being sent by prepaid registered post addressed to that address.

10.      GOVERNING LAW

         This Deed shall be governed by, and construed in accordance with, the laws of Singapore.

                                       7.



         IN WITNESS WHEREOF the parties hereto have entered into this Deed.


The Shareholders


Signed, Sealed and Delivered by     )
as the attorney of and for          )
and on behalf of                    )
SEMX CORPORATION                    )
in the presence of :-               )







The Common Seal of                  )
SEMICONDUCTOR ALLIANCE PTE LTD      )
was hereunto affixed                )
in the presence of :-               )




                              Director
-----------------------------



                              Director/Secretary
-----------------------------



The Borrower


The Common Seal of                  )
INTERNATIONAL SEMICONDUCTOR         )
PRODUCTS PTE LTD                    )
was hereunto affixed                )
in the presence of :-               )




                              Director
-----------------------------



                              Director/Secretary
-----------------------------

                                       8.



The Bank


Signed, Sealed and Delivered        )
by                                          )
as the attorney of and for )
and on behalf of                    )
KEPPEL TATLEE BANK LIMITED )
in the presence of :-               )